EXHIBIT 10.1

Shenzhen Academy of metrology & Quality Inspection

Guangdong Quality Supervision and Inspection Institution for Food (Shenzhen)

Test Report

Report Number: WT161103248	Page 1, Total 3 pages

Authorized Company: E-World USA Holding, Inc.

Authorized Company Address: 9550 Flair Dr. #308, El Monte, Ca 91731

Sample Name: Nuolin Granules

Model/Specification/Grade: ________________

Test Category: Sample test

Test Place: Longhua Test Base

Shenzhen Academy of metrology & Quality	Inspection Approved by:	Junmei Xu (Technique Director)

(Special Test and Inspection Seal)

Issue Date: November 25, 2016	Signature:	/s/ Junmei Xu

Shenzhen Academy of metrology & Quality Inspection http://www.smg.com.cn email: kfzx@smq.com.cn

Xitu Test Base: No. 4 Tongfa Rd Nanshan District Shenzhen Tel: 0755-86009898 postal code: 518055

Longzhu Test Base: Metrology and Quality Inspection Building, Longzhu Dadao Zhongduan, Nanshan District, Shenzhen

Tel: 0755-26911618 26941917 Fax: 0755-26941615 269141547 Postal code: 518055

Longhua Test Base: North Minkang Rd, Mnzhi Dadao, Minzhi St. Baoan DistrIct, Shenzhen

Tel: 0755-27528955 27528969 Fax: 0755-27528707 Postal code: 518131

Longgang Fire Center: 109-3, Xinwang Rd. Pinghu Shangbengu Cun, Longgang District, Shenzhen

Tel: 0755-89325252 Fax: 0755-89325282 Postal code: 518111

Important Statement

1. We are legal product quality supervision and inspection Institution set up by Shenzhen Municipal People's Government. It is a nonprofit technical organization for public welfare, which provides the technical support for the supervision and Management of all levels law enforcement departments and accepts the entrust inspection from all social communities.

2. We are merged by Shenzhen Product Quality Supervision and Inspection Institution and Shenzhen Institute of Measurement in 1998.

3. We guarantee that we will provide a scientific, fair and accurate inspection, and we are responsible for all the data of inspection. We also keep the samples and technical information provided by the entrusting company confidential.

4. Sampling shall be proceeded by CX22-01(sampling Procedures) and corresponding products inspection regulation.

5. The report without the main inspection, verification, approval signature, or altered, or no "Special Test and inspection seal" is invalid. Without our permission, it is not allowed to copy any part of the report or modify the content of the report.

6. Authorized sampling inspection result is only valid for the sample. Without the consent of the inspection agency, the sample client shall not improperly published the inspection result.

7. All the information about the samplings and entrust party are filled by the entrust party, we are not responsible for its authenticity and integrity.

8. Any objections to the inspection report shall be made within 15 days from the date of issuance of the report.

National, province, city Specialized Station

National Hi-tech Metrology Station

National Digital Electronic Product Testing Center

National Sporting Goods Quality Supervision and Inspection Center (Guangdong)

National Urban Energy Metering Center (Shenzhen)

China Light Industry Association Furniture Quality Supervision and Inspection Station

Guangdong Quality Supervision Furniture Inspection Station (Shenzhen)

Guangdong Quality Supervision Food Inspection Station (Shenzhen)

Guangdong Quality Supervision general cabling system Inspection Station

Guangdong Quality Supervision Bicycles Inspection Station

Guangdong Quality Supervision Electromagnetic Compatibility Inspection Station

Guangdong Quality Supervision Leather Goods Inspection Station

Guangdong Quality Supervision Eco-Textiles Products Inspection Station (Shenzhen)

Guangdong Quality Supervision Clock Inspection Station

Shenzhen Fiber Textile Inspection Station

Shenzhen Construction Products Quality Supervision & Inspection Station

Shenzhen Combustion Performance of Fire Products Inspection Center

Business Contact:

Textile and light industry Inspection Station	Business Tel: 0755-27528868	Fax: 0755-27528516
National Digital Electronic Product Testing Center	Business Tel: 0755-86928963	Fax: 0755-86009898-31339
Food Inspection	Business Tel: 0755-27528977	Fax: 0755-27528916
Chemical products Inspection Station	Business Tel: 0755-27528987	Fax: 0755-27528479
Fire Center	Business Tel: 0755-89325252	Fax: 0755-89325282
Construction and Furniture Inspection Station	Business Tel: 0755-26002957	Fax: 0755-26001771
	Business Tel: 0755-27528884	Fax: 0755-27528711
	Complain Tel : 0755-26941613 (Longzhu)	0755-27528392 (Longhua)

Shenzhen Academy of metrology & Quality Inspection

Guangdong Quality Supervision and Inspection Institution for Food (Shenzhen)

Test Report

File No. WT161103248	Page 2, Total 3 Pages

Sample Information:

Sample Name: Nuolin Granules

Trademark:__________________________________

Model/Specification/Grade: _____________________

Sample batch number: _________________________

Produced Date: ______________________________

Manufacturing Company:  ______________________

Manufacturing Address: _______________________

Sampling basic Number:________________________

Sample Quantities: 150g

Sampling Place: ______________________________

Sampling Staff:  ______________________________

Sampling description before test: Normal

Client Information:

Authorized Company: E-World USA Holding, Inc.

Authorized Company Address: 9550 Flair Dr. #308, El Monte, Ca 91731

Authorized Company Phone No: 17727486206

Postal Code: ________________________________

Inspected Units: _____________________________

Inspection Information:

Authorized Date: Nov 21, 2016

Authorized No: 7341057

Inspection Category: Sampling Test

Sample Acquired: sampling

Test Date: Nov 21, 2016 to Nov 24, 2016

Inspection Environment condition: (20-25) °C (40-60) % RH

Inspection Reference: GB 5009. 3-2010; GB 5009.4-2010; GB5009. 5-2010 (First Law); GB/T 5009. 6-2003; GB/Z 21922-2008; SSF 0119-2013

Inspection Conclusion:

Test result attached

Main Check by:	Yunru Ye	/s/ Yunru Ye	Verified by:	Han Zhang	/s/ Han Zhang

Shenzhen Academy of metrology & Quality Inspection

Guangdong Quality Supervision and Inspection Institution for Food (Shenzhen)

Test Report

File No. WT161103248	Page 3, Total 3 Pages

Inspection Item	Unit	Standard Requirement	Inspection Result	Inspection Conclusion
Sodium	mg/100g	------------	36.6	------------
Fat	g/100g	------------	0.4	------------
Protein (Conversion coefficient is 6.25)	g/100g	------------	0.34	------------
Carbohydrates	g/100g	------------	69.7	------------
Energy	kJ/100g	------------	1.21 X 10[3]	------------

Note:

1. Sample is provided by authorized party, we are not responsible for the integrity and authenticity of the sample and identifying information.

2. The legibility of the products is according to the related administration department.

3. Carbohydrates (g/100g) =100-100g (protein + fat+ water+ ash)of food

4. Water and ash test result are respectively: 5.83g/100g, 23.7g/100g

Blank part below